Anchor Series Trust
Supplement to the Statement of Additional Information dated February 28, 1997


The following Portfolios are not available for investment in connection with the Polaris II Variable Annuity:

Foreign Securities Portfolio
Growth and Income Portfolio
Strategic Multi-Asset Portfolio
Multi-Asset Portfolio
High Yield Portfolio
Target '98 Portfolio
Fixed Income Portfolio
Money Market Portfolio

May 16, 1997